Exhibit 99.2

Toyota Business Highlights Q1 FY2024 TOYOTA MOTOR NORTH AMERICA, INC. (Toyota U.S.) MONTHLY RESULTS • The U . S . automobile SAAR figure for July 2023 came in at 15 . 7 M units, up from July 2022 at 13 . 4 M units . • Toyota U . S . reported July 2023 sales of 191 , 684 units, an increase of 12 . 4 % on a daily selling rate (DSR) basis and 8 . 1 % on a volume basis versus July 2022 . • Toyota division posted July 2023 sales of 166 , 833 units, an increase of 13 . 2 % on a DSR basis and increase of 8 . 8 % on a volume basis versus July 2022 . • Lexus division posted July 2023 sales of 24 , 851 units, an increase of 7 . 5 % on a DSR basis and 3 . 3 % on a volume basis versus July 2022 . Source: Toyota, Bloomberg, Ward’s Automotive Group Toyota U.S. monthly results include fleet sales volume TOYOTA MOTOR CORPORATION (TMC) FINANCIAL RESULTS ‡ “Other” consists of Central and South America, Oceania, Africa, Middle East and Other. Source: TMC company filings. *Bar chart represents vehicles sales as % of Top 5 Models sales Production (units) Q1 FY24 Q1 FY23 Japan 1,025 802 North America 520 452 Europe 223 201 Asia 437 372 Other‡ 141 109 Sales (units) Q1 FY24 Q1 FY23 Japan 532 403 North America 682 635 Europe 286 248 Asia 417 361 Other‡ 409 367 Units in thousands TMC Consolidated Financial Performance Q1 FY24 Q1 FY23 Sales Revenues ¥10,546,831 ¥8,491,116 Operating income 1,120,900 578,655 Net income attributable to TMC 1,311,372 736,820 TMC Consolidated Balance Sheet Q1 FY24 Q1 FY23 Current assets ¥28,943,999 ¥25,304,067 Receivables related to financial services, non-current 18,213,507 16,163,485 Investments and other assets 19,682,310 17,551,395 Property, plant and equipment, net 13,291,392 12,916,244 Total assets ¥80,131,208 ¥71,935,191 Liabilities ¥48,856,804 ¥43,626,648 Shareholders' equity 31,274,404 28,308,543 Total liabilities and shareholders' equity ¥80,131,208 ¥71,935,191 Yen in billions Operating Income by Geographic Region Q1 FY24 Q1 FY23 Japan ¥702 ¥337 North America 120 15 Europe 83 20 Asia 186 213 Other‡ 85 46 Elimination (55) (51) Yen in millions

TOYOTA MOTOR CREDIT CORPORATION (TMCC) FINANCIAL RESULTS • Our consolidated net income was $468 million for the first quarter of fiscal 2024, compared to $170 million for the same period in fiscal 2023. The increase in net income for the first quarter of fiscal 2024, compared to the same period in fiscal 2023, was primarily due to a $468 million increase in investment and other income, net, a $252 million decrease in depreciation on operating leases, and a $73 million increase in total financing revenues, partially offset by a $336 million increase in interest expense, a $87 million increase in provision for credit losses, a $42 million increase in operating and administrative expense, and a $39 million increase in Voluntary protection contract expenses and insurance losses. • We recorded a provision for credit losses of $165 million for the first quarter of fiscal 2024, compared to $78 million for the same period in fiscal 2023. The increase in the provision for credit losses for the first quarter of fiscal 2024, compared to the same period in fiscal 2023, was due to an increase in size of our retail loan portfolio, an increase in consumer delinquencies and charge - offs as well as higher expectations of credit losses in the retail loan portfolio. • Net charge - offs as a percentage of average finance receivables for the first quarter of fiscal 2024 increased to 0.52 percent from 0.33 percent for the same period in fiscal 2023. Our default frequency as a percentage of outstanding finance receivable contracts increased to 1.19 percent for the first quarter of fiscal 2024, compared to 0.83 percent in the same period in fiscal 2023. Our average finance receivables loss severity per unit for the first quarter of fiscal 2024 increased to $13,441 from $10,588 in the first quarter of fiscal 2023. The increase in net charge - offs, default frequency, and loss severity per unit were due to an increase in full balance charge - offs, higher average amounts financed, and higher delinquencies. 1 TMCC market share represents the percentage of total domestic Toyota U.S. sales of new Toyota and Lexus vehicles financed by us, excluding sales under dealer rental car and commercial fleet programs, sales of a private Toyota distributors and private label vehicles financed. SHORT - TERM FUNDING PROGRAMS • TMCC ‡ , Toyota Credit de Puerto Rico Corp . (TCPR), Toyota Credit Canada Inc . (TCCI)†, Toyota Finance Australia Limited (TFA)† and Toyota Motor Finance (Netherlands) B . V . (TMFNL)† maintain direct relationships with institutional commercial paper investors through TMCC’s Sales & Trading team , providing each access to a variety of domestic and global markets through five, distinct 3 (a)(3) programs . • Short - term funding needs are met through the issuance of commercial paper in the U . S . Commercial paper outstanding under our commercial paper programs ranged from approximately $ 16 . 7 billion to $ 17 . 8 billion during the quarter ended June 30 , 2023 , with an average outstanding balance of $ 17 . 1 billion . † TCCI, TFA, and TMFNL are subsidiaries of Toyota Financial Services Corporation (TFSC), a wholly - owned subsidiary of Toyota Motor Corporation (TMC). TMCC is a wholly - owned subsidiary of Toyota Financial Service International Corporation (TFSIC), a wholly - own ed subsidiary of TFSC. ‡ TMCC consolidated financial liabilities include TMCC and its consolidated subsidiaries, which includes TCPR. LET’S GO PLACES Legends never die. Revealed on August 1, 2023, Toyota’s longest - running nameplate returns to the North American market after a t hree - year hiatus and stays true to its heritage as a durable off - roader at a more accessible MSRP in the mid - $50,000 range. The 2024 Land Cruiser wil l be built in Toyota Motor Corporation’s Tahara and Hino plants in Japan and arrive in the U.S. in the spring of 2024. The Sales and Trading team engages in direct dialogue with institutional investors delivering a variety of fixed income products to meet our clients’ investment objectives and risk tolerances . We focus on providing simple, personal, and proactive service in the execution of all trades . Sales and Trading Contacts Jeffrey DeSilva | Region Manager (469) 486 - 6759 jeffrey.desilva@toyota.com Bob Barish | Funding & Liquidity Analyst (469) 486 - 5598 bob.barish@toyota.com Chuan Qin, CFA| Funding & Liquidity Analyst (469) 486 - 6020 chuan.qin@toyota.com Nicholas Ro, CFA | National Manager (469) 786 - 8961 nicholas.ro@toyota.com Jason Kelley | Region Manager (469) 486 - 5301 jason.kelley@toyota.com Justin Lee | Funding & Liquidity Analyst (469) 486 - 6187 justin.lee1@toyota.com Vincent Rotariu | Funding & Liquidity Analyst (469) 486 - 6159 vincent.rotariu@toyota.com Forward looking statements are subject to risks and uncertainties that could cause actual results to fall short of current ex pec tations. Toyota and its affiliates discuss these risks and uncertainties in filings they make with the Securities and Exchan ge Commission. This presentation does not constitute an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus a nd related documentation . TMCC Financial Performance Q1 FY23 Q1 FY24 Total financing revenues $2,831 $2,904 Income before income taxes 221 522 Net Income 170 468 Debt-to-Equity Ratio 6.1x 6.6x U.S. dollars in millions